Exhibit 99.1

Mangoceuticals Granted 180-Day Extension to Meet Nasdaq Minimum Bid Price Requirement and Conditional Approval of Compliance with Nasdaq’s Minimum Stockholders’ Equity Requirement

Dallas, Texas / May 2, 2024 / Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products in the area of erectile dysfunction (ED), hair growth and hormone replacement therapies, today announced that the Company received written notification from the Listing Qualification Department of The Nasdaq Stock Market LLC (“Nasdaq”) granting the Company’s request for a 180-day extension to regain compliance with Nasdaq’s minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2). The Company now has until October 24, 2024 to meet the requirement. On the same date, Nasdaq provided notice to the Company that based on the Company’s April 25, 2024, Current Report on Form 8-K filing, Nasdaq has determined that the Company complies with Nasdaq Listing Rule 5550(b)(1) (the “Rule”) which requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. However, Nasdaq also advised that if the Company fails to evidence compliance with the Rule upon filing its next periodic report it may be subject to delisting.

The Company was first notified by Nasdaq of its failure to maintain a minimum bid price of $1.00 per share for 30 consecutive trading days under Nasdaq Listing Rule 5550(a)(2) on November 1, 2023, and was given until April 29, 2024, to regain compliance. At any time during the additional 180-day extension, if the bid price of the Company’s common stock closes at, or above, $1.00 per share for a minimum of ten consecutive business days, the Nasdaq staff will provide the Company with a written confirmation of compliance and the matter will be closed.

The Company will continue to monitor the closing bid price of its common stock and will, if necessary, implement a reverse stock split of its outstanding securities, to regain compliance with the Minimum Bid Price Requirement. The stockholders of the Company, at the March 25, 2024, special meeting of stockholders previously approved an amendment to our Certificate of Formation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, by a ratio of between one-for-two to one-for-fifty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to March 25, 2025.

If the Company does not regain compliance within the allotted compliance period, and/or if the Company does not demonstrate compliance with the Rule as of the filing of its next periodic report, Nasdaq will provide notice that the Company’s common stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the minimum bid price requirement during this 180-day extension.

On May 1, 2024, the Board of Directors of the Company determined that the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on June 17, 2024, subject to extension for any comments the Company may receive on the Annual Meeting Proxy. The time and location of the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Commission (the “Annual Meeting Proxy”).

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas, 75248, Attention: Corporate Secretary, on or before the close of business on May 13, 2024, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting. Additionally, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2024 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on May 13, 2024.

In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with all applicable Commission rules, including Rule 14a-8, Texas law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2024 Annual Meeting.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth and hormone replacement therapies. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, our ability to meet Nasdaq’s minimum bid price requirement; the Company’s stockholders’ equity as of the Company’s next fiscal quarter end; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our ED product which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our planned products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; dilution caused by recent offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock at $1.00 per share, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our Mango ED product, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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FOR PUBLIC RELATIONS

Lucky Break Public Relations

Sahra Simpson

Sahra@luckybreakpr.com

(323) 602-0091 ext. 704

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com

SOURCE: Mangoceuticals Inc.